UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2013

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard
Duluth, Georgia 30096
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (937) 445-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

As previously disclosed in the Quarterly Report on Form 10-Q of NCR Corporation ("NCR" or the "Company") for the quarter ended March 31, 2013 (as filed with the Securities and Exchange Commission (the "SEC") on May 9, 2013), effective in the first quarter of 2013, NCR changed the accounting methodology for recognizing expense for its company-sponsored U.S. and international pension benefit plans. From 2013 forward, NCR will recognize changes in fair values of plan assets and net actuarial gains and losses in the year incurred, generally in the fourth quarter of each year, which were previously deferred and amortized over time into pension expense.

The Company is filing this Current Report on Form 8-K to update operating results for all periods covered in its Annual Report on Form 10-K for the year ended December 31, 2012 (as filed with the SEC on March 4, 2013, and as subsequently updated by its Current Report on Form 8-K filed with the SEC on March 26, 2013) (the "2012 Form 10K"), in order to give effect to the change in accounting methodology for recognizing expense for its company-sponsored U.S. and international pension benefit plans. Specific information subject to update is as follows:

•	Consent of Independent Registered Public Accounting Firm, attached as Exhibit 23.1 to this report and incorporated herein by reference;

•	Part II, Item 6: Selected Financial Data, included in Exhibit 99.1 to this report and incorporated herein by reference;

•	Part II, Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations, included in Exhibit 99.2 to this report and incorporated herein by reference;

•	Part II, Item 8: Financial Statements and Supplemental Data, included in Exhibit 99.3 to this report and incorporated herein by reference;

•	Part IV, Item 15(a)(2): Financial Statement Schedule II - Valuation and Qualifying Accounts, included in Exhibit 99.4 to this report and incorporated herein by reference.

The updated Part II, Item 8 that is included in Exhibit 99.3 to this report also reflects certain reclassifications for these periods that were included in the Company’s Quarterly Reports on Form 10-Q for its previously completed 2013 fiscal quarters.

This Current Report on Form 8-K does not reflect events occurring after March 4, 2013, the date that the Company filed the 2012 Form 10-K, and does not modify or update the disclosures therein in any way, other than as required to reflect the change in accounting methodology as described above and set forth in Exhibits 99.1, 99.2, 99.3 and 99.4, attached hereto, and to incorporate the reclassifications described above and set forth in Exhibit 99.3, attached hereto. For information on developments regarding the Company since the filing of the 2012 Form 10-K, please refer to the Company’s reports filed with the SEC, including the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2013, June 30, 2013 and September 30, 2013 and other subsequent SEC filings.

Item 9.01        Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.            Description
23.1                Consent of Independent Registered Public Accounting Firm

99.1	Part II. Item 6. Selected Financial Data

99.2	Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

99.3	Part II. Item 8. Financial Statements and Supplemental Data

99.4	Part IV. Item 15(a)(2). Financial Statement Schedule II - Valuation and Qualifying Accounts

101	XBRL Instance Document and Related Items

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR CORPORATION

Date:	December 3, 2013	By:	/s/ Robert P. Fishman
Robert P. Fishman Senior Vice President and Chief Financial Officer

Index to Exhibits
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.            Description
23.1                Consent of Independent Registered Public Accounting Firm

99.1	Part II. Item 6. Selected Financial Data

99.2	Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

99.3	Part II. Item 8. Financial Statements and Supplemental Data

99.4	Part IV. Item 15(a)(2). Financial Statement Schedule II - Valuation and Qualifying Accounts

101	XBRL Instance Document and Related Items